UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10491
Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN REAL ESTATE INCOME FUND JRS

High Current Income from a Portfolio of
Commercial Real Estate Investments

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities, real estate and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight the managers’ pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JRS

The Nuveen Real Estate Income Fund (JRS) is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 27 years of experience in managing real estate investments, lead the team and have managed JRS since its inception in 2001. Here they talk about the economic environment, their management strategy and performance of the Fund over the twelve-month period ended December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Real Estate Investment Trust (REIT) security prices plunged during the fourth quarter capping a highly volatile year characterized by deteriorating credit markets, stressed financial institutions and escalating macro-economic concerns for the U.S. and global economies. For both the fourth quarter and the full year, the self-storage, health care and multi-family companies were the relative outperformers among the major property types, while the industrial, lodging and mall companies lagged.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS REPORTING PERIOD?

In managing the JRS portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These are “high barrier to entry” locations with constraints that limit new construction, which is a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

The severe deterioration in real estate credit markets in 2008 required an equally strong reappraisal of the financial flexibility of each company in which we invest. As the credit environment changed, we repositioned the portfolio away from companies that we believed were not well positioned in the current tough environment. In another important shift in response to credit conditions, we increased the portfolio’s tilt toward preferred securities. REIT perpetual preferred securities have a priority position to common equity securities in the payment of their dividends. Preferred dividend obligations also are cumulative, meaning that any deferral in payment must be made up before common dividends can be paid. These features make the income and principal value of these securities more stable relative to common during periods of economic distress.

As of December 31, 2008, the portfolio allocations were 49% common stocks, 46% preferred stocks and 2% convertible bonds (excluding cash equivalents), compared with approximately 64% common stocks, 32% preferred stocks and 2% convertible bonds six months earlier.

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HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

The performance of JRS, as well as that of a comparative benchmark and index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 12/31/08

	1-Year	5-Year

JRS[1]	-55.79%	-10.99%
Comparative Benchmark[2]	-32.78%	-1.55%
Dow Jones Wilshire Real Estate Securities Index[3]	-39.83%	0.62%

For the twelve-month period ended December 31, 2008, the total return on net asset value for the Fund underperformed the Dow Jones Wilshire Real Estate Index and a comparative benchmark. As noted earlier, most real estate investments performed poorly in 2008, especially in the second half of the year. This unfavorable environment is reflected in the returns of the Fund, the comparative benchmark and index shown above. Additionally, the major factor in the significant relative underperformance of the Fund, when compared to that of the unleveraged index and benchmark, was the Fund’s use of financial leverage (see below).

1. The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007, and December 31, 2006, and pay required federal corporate income taxes on these amounts. Common shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains, for the tax year ended December 31, 2008. The Fund’s corresponding total return on NAV for the 5-year period ended December 31, 2008, when this benefit is included is -7.32%.

2. The comparative benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL financial LC real estate database through 6/30/2007. Beginning in July 2007, the benchmark is based on preferred and all common stocks in the database. Returns are computed from this database by a third party provider.

3. The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.

In a very volatile period for real estate securities, the Fund’s performance in 2008 was helped by its allocation to securities perceived to be especially defensive. For example, the portfolio’s allocation to preferred securities performed relatively well due to their favored position in the issuer’s capital structure. This relatively strong performance by preferred securities accounted for much of the return difference for the year between the Dow Jones Wilshire index and the comparative benchmark. The market also rewarded the Fund’s strong allocation to multi-family and health care related companies, as the fundamental outlook for these segments remained relatively solid despite the turmoil in the overall economy.

However, the relative benefit gained by the Fund’s preferred allocation only partially offset the poor comparative performance of the Fund’s allocation to non-investment grade preferred securities. Also, the Fund’s allocation to hotel securities in a hostile and volatile environment hurt the Fund’s comparative return as the economic downturn accelerated in the second half of 2008. As one response, we reduced the Fund’s exposure to a higher leveraged hotel company, Ashford Hospitality Trust, and added hotel securities with lower balance sheet leverage.

IMPACT OF THE FUND’S CAPITAL STRUCTURE AND LEVERAGE STRATEGY ON PERFORMANCE

In this generally hostile investment environment, the most significant factor impacting the return of the Fund relative to the index and comparative benchmark was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, the use of leverage also can expose common shareholders to additional risk—especially when market conditions are as unfavorable as they were during this period. As the prices of most securities held by the Fund declined during the year, the negative impact of

6

these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As mentioned in the last shareholder report, beginning in February 2008 more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many or all of the Fund’s auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of the Fund. However, one continuing implication for common shareholders of these auction failures is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Fund’s Board of Trustees has authorized a program to redeem a portion of the Fund’s FundPreferred shares and replace these shares in the Fund’s capital structure with borrowings.

As of December 31, 2008, the Fund has redeemed and/or noticed for redemption $185,000,000 of its outstanding Taxable Auctioned Preferred Shares (83.3% of the Fund’s original $222,000,000 outstanding Taxable Auctioned Preferred Shares), at liquidation value, using proceeds provided through a prime brokerage facility with a major bank and from portfolio sales.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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Common Share
Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to common shareholders three times over the course of 2008. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the issuance of Taxable Auctioned Preferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but — as noted earlier — also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

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•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

4 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

As of 12/31/08 (Common Shares)	JRS

Inception date	11/15/01
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.55
From short-term capital gains	0.00
From long-term capital gains	0.00
From return of capital	1.24

Total per share distribution	$1.79

Distribution rate on NAV	27.71%

Annualized total returns:
Excluding retained gain tax credit/refund[4]:
1-Year on NAV	-55.79%
5-Year on NAV	-10.99%
Since inception on NAV	-1.99%
Including retained gain tax credit/refund[4]:
1-Year on NAV	-55.79%
5-Year on NAV	-7.32%
Since inception on NAV	0.83%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, the Fund had not repurchased any of its common shares.

As of December 31, 2008, the Fund was trading at a -21.36% discount to its common share NAV, compared with an average discount of -8.98% for the entire twelve-month period.

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Fund Snapshot
Common Share Price	$5.08

Common Share Net Asset Value	$6.46

Premium/(Discount) to NAV	-21.36%

Current Distribution Rate[1]	26.46%

Net Assets Applicable to Common Shares ($000)	$183,168

Industries
(as a % of total investments)[2]
Specialized	30.9%

Retail	21.0%

Residential	18.6%

Diversified	12.6%

Office	12.1%

Short-Term Investments	2.8%

Other	2.0%

Top Five Common Stock Issuers
(as a % of total investments)[2]
Extra Space Storage Inc.	6.2%

Federal Realty Investment Trust	5.0%

Equity Residential	4.8%

Westfield Group	3.9%

Brandywine Realty Trust	3.6%

Top Five Preferred Stock Issuers
(as a % of total investments)[2]
Public Storage, Inc.	7.7%

Hospitality Properties Trust	4.3%

Lexington Realty Trust	4.1%

Apartment Investment & Management Company	3.9%

Taubman Centers, Inc.	3.5%

Average Annual Total Return
(Inception 11/15/01)
	On Share
	Price	On NAV
1-Year	-62.13%	-55.79%

5-Year	-14.60%	-10.99%

Since Inception	-5.32%	-1.99%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share
	Price	On NAV
1-Year	-62.13%	-55.79%

5-Year	-10.31%	-7.32%

Since Inception	-2.02%	0.83%

JRS Performance OVERVIEW	Nuveen Real Estate Income Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding investments in derivatives.

3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

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Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund (the “Fund”) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 26, 2009

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JRS	Nuveen Real Estate Income Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)		Value
	Real Estate Investment Trust Common Stocks – 65.2% (49.2% of Total Investments)

	Office – 10.9%

103,400	Boston Properties, Inc.		$5,687,000
1,129,300	Brandywine Realty Trust		8,706,903
216,800	SL Green Realty Corporation		5,615,120

	Total Office		20,009,023
	Residential – 14.8%

92,000	AvalonBay Communities, Inc.		5,573,360
154,900	Camden Property Trust		4,854,566
394,700	Equity Residential		11,769,954
302,400	Post Properties, Inc.		4,989,600

	Total Residential		27,187,480
	Retail – 18.8%

193,800	Federal Realty Investment Trust		12,031,104
425,800	Macerich Company		7,732,528
96,000	Simon Property Group, Inc.		5,100,480
1,043,100	Westfield Group		9,470,042

	Total Retail		34,334,154
	Specialized – 20.7%

607,200	Cogdell Spencer Inc.		5,683,392
674,500	DiamondRock Hospitality Company		3,419,715
1,459,200	Extra Space Storage Inc.		15,058,944
281,000	Health Care Property Investors Inc.		7,803,370
178,400	Ventas Inc.		5,988,888

	Total Specialized		37,954,309
	Total Real Estate Investment Trust Common Stocks (cost $207,848,170)		119,484,966

Shares	Description (1)	Coupon	Value
	Real Estate Investment Trust Preferred Stocks – 61.4% (46.3% of Total Investments)

	Diversified – 16.7%

679,942	Duke-Weeks Realty Corporation	6.950%	$7,411,368
150,000	Lexington Corporate Properties Trust, Series B	8.050%	1,560,000
850,000	Lexington Realty Trust	7.550%	8,449,000
400,000	PS Business Parks, Inc., Series O	7.375%	6,800,000
196,000	Vornado Realty Trust, Series G	6.625%	3,192,840
75,200	Vornado Realty Trust, Series H	6.750%	1,210,720
102,000	Vornado Realty Trust, Series I	6.625%	1,965,540

	Total Diversified		30,589,468
	Industrial – 1.9%

211,000	AMB Property Corporation, Series P	6.850%	3,466,730
	Mortgage – 0.1%

56,550	Gramercy Capital Corporation	8.125%	242,600
	Office – 5.2%

12,141	Highwoods Properties, Inc., Series A	8.625%	7,671,594
43,419	Highwoods Properties, Inc., Series B	8.000%	690,796
81,000	HRPT Properties Trust, Series C	7.125%	818,100
289,067	Maguire Properties, Inc., Series A	7.625%	332,427

	Total Office		9,512,917

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Shares	Description (1)	Coupon			Value
	Residential – 9.8%

511,100	Apartment Investment & Management Company, Series U	7.750%			$7,078,735
179,300	Apartment Investment & Management Company, Series Y	7.875%			2,465,375
503,325	BRE Properties, Series D	6.750%			8,395,461

	Total Residential				17,939,571
	Retail – 7.5%

160,000	Cedar Shopping Centers Inc., Series A	8.875%			2,220,800
93,600	Glimcher Realty Trust, Series F	8.750%			631,800
139,000	Glimcher Realty Trust, Series G	8.125%			865,970
103,400	Saul Centers, Inc.	9.000%			1,344,200
186,300	Taubman Centers, Inc., Series G	8.000%			2,887,650
357,300	Taubman Centers, Inc., Series H	7.625%			5,716,800

	Total Retail				13,667,220
	Specialized – 20.2%

122,900	Ashford Hospitality Trust, Series A	8.550%			792,705
120,000	Hersha Hospitality Trust, Series A	8.000%			1,362,000
800,000	Hospitality Properties Trust, Series C	7.000%			10,472,000
732,715	Public Storage, Inc., Series I	7.250%			16,156,366
120,120	Public Storage, Inc., Series K	7.250%			2,642,640
175,000	Strategic Hotel Capital Inc., Series B	8.250%			761,250
320,000	Strategic Hotel Capital Inc., Series C	8.250%			1,360,000
274,300	Sunstone Hotel Investors Inc., Series A	8.000%			3,524,755

	Total Specialized				37,071,716

	Total Real Estate Investment Trust Preferred Stocks (cost $199,001,682)				112,490,222

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value
	Convertible Bonds – 2.4% (1.7% of Total Investments)

	Real Estate Management & Development – 0.7%

$16,000	General Growth Properties LP, Convertible Bond	3.980%	4/15/27	N/R	$1,300,000

	Retail – 1.7%

6,500	Macerich Company, Convertible Bond	3.250%	3/15/12	N/R	2,990,000

$22,500	Total Convertible Bonds (cost $18,612,000)				4,290,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.7% (2.8% of Total Investments)

$6,744	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $6,744,334, collateralized by $4,810,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $6,885,996	0.010%	1/02/09		$6,744,330

	Total Short-Term Investments (cost $6,744,330)				6,744,330

	Total Investments (cost $432,206,182) – 132.7%				243,009,518

	Borrowings – (13.6)% (2)(3)				(25,000,000)

	Other Assets Less Liabilities – 1.1%				2,158,858

	Taxable Auction Preferred Shares, at Liquidation Value – (20.2)% (2)				(37,000,000)

	Net Assets Applicable to Common Shares – 100%				$183,168,376

13

JRS	Nuveen Real Estate Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Investments in Derivatives

Interest Rate Swaps outstanding at December 31, 2008:
		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
Citigroup Inc.	$43,000,000	Receive	1-Month USD-LIBOR	5.190%	Monthly	2/06/09	$(279,791)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Borrowings and Taxable Auction Preferred Shares, at Liquidation Value as a percentage of Total Investments are 10.3% and 15.2%, respectively.
(3)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2008, investments with a value of $169,496,676 have been pledged as collateral for Borrowings.
N/R	Not rated.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate
See accompanying notes to financial statements.

14

Statement of ASSETS & LIABILITIES
December 31, 2008

Assets
Investments, at value (cost $432,206,182)	$243,009,518
Cash	363
Cash denominated in foreign currencies (cost $441,175)	358,095
Cash equivalents(1)	15,127,850
Receivables:
Dividends	2,310,457
Interest	196,572
Investments sold	6,759
Other assets	215,357

Total assets	261,224,971

Liabilities
Borrowings	25,000,000
Unrealized depreciation on interest rate swaps	279,791
Payable for Taxable Auctioned Preferred shares noticed for redemption, at liquidation value	15,125,000
Accrued expenses:
Interest on borrowings	164,351
Management fees	154,652
Other	332,801

Total liabilities	41,056,595

Taxable Auctioned Preferred shares, at liquidation value	37,000,000

Net assets applicable to Common shares	$183,168,376

Common shares outstanding	28,353,026

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$6.46

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$283,530
Paid-in surplus	452,748,744
Undistributed (Over-distribution of) net investment income	(144,968)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(80,159,395)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(189,559,535)

Net assets applicable to Common shares	$183,168,376

Authorized shares:
Common	Unlimited
Taxable Auctioned Preferred	Unlimited

(1)	Segragated for the payment of Taxable Auctioned Preferred shares.

See accompanying notes to financial statements.

15

Statement of OPERATIONS
Year Ended December 31, 2008

Investment Income
Dividends (net of foreign tax withheld of $71,980)	$29,074,789
Interest	960,530

Total investment income	30,035,319

Expenses
Management fees	5,396,549
Taxable Auctioned Preferred shares – auction fees	313,560
Taxable Auctioned Preferred shares – dividend disbursing agent fees	21,510
Shareholders’ servicing agent fees and expenses	3,739
Interest expense on borrowings and amortization of borrowing costs	3,594,209
Fees on borrowings	291,639
Custodian’s fees and expenses	121,861
Trustees’ fees and expenses	12,244
Professional fees	42,571
Shareholders’ reports – printing and mailing expenses	135,221
Stock exchange listing fees	3,999
Investor relations expense	116,217
Other expenses	48,171

Total expenses before custodian fee credit and expense reimbursement	10,101,490
Custodian fee credit	(1,240)
Expense reimbursement	(1,213,819)

Net expenses	8,886,431

Net investment income	21,148,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(80,155,067)
Interest rate swaps	(902,083)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(179,287,642)
Interest rate swaps	300,628

Net realized and unrealized gain (loss)	(260,044,164)

Distributions to Taxable Auctioned Preferred Shareholders
From net investment income	(4,451,172)

Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders	(4,451,172)

Net increase (decrease) in net assets applicable to Common shares from operations	$(243,346,448)

See accompanying notes to financial statements.

16

Statement of CHANGES in NET ASSETS

	Year Ended	Year Ended
	12/31/08	12/31/07
Operations
Net investment income	$21,148,888	$20,638,875
Net realized gain (loss) from:
Investments and foreign currency (net of federal corporate income taxes of $0 and $34,250,000, respectively, on long-term capital gains retained)	(80,155,067)	118,555,705
Interest rate swaps	(902,083)	87,093
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(179,287,642)	(334,383,157)
Interest rate swaps	300,628	(479,391)
Distributions to Taxable Auctioned Preferred shareholders:
From net investment income	(4,451,172)	(1,391,546)
From accumulated net realized gains	—	(10,185,715)

Net increase (decrease) in net assets applicable to Common shares from operations	(243,346,448)	(207,158,136)

Distributions to Common Shareholders
From net investment income	(15,811,666)	(19,396,670)
From accumulated net realized gains	—	(45,001,326)
Tax return of capital	(35,002,669)	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(50,814,335)	(64,397,996)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	770,011	2,941,752
Taxable Auctioned Preferred shares offering costs adjustments	54,764	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	824,775	2,941,752

Net increase (decrease) in net assets applicable to Common shares	(293,336,008)	(268,614,380)
Net assets applicable to Common shares at the beginning of year	476,504,384	745,118,764

Net assets applicable to Common shares at the end of year	$183,168,376	$476,504,384

Undistributed (Over-distribution of) net investment income at the end of year	$(144,968)	$(218,563)

See accompanying notes to financial statements.

17

Statement of CASH FLOWS
Year Ended December 31, 2008

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	(243,346,448)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(118,933,968)
Proceeds from sales of investments	403,008,972
Proceeds from (Purchases of) short-term investments, net	(1,797,290)
Proceeds from (Purchases of) cash denominated in foreign currencies, net	(441,175)
Proceeds from closed foreign currency spot contracts	4,320
Proceeds from closed interest rate swaps	(902,083)
Amortization (Accretion) of premiums and discounts, net	(193,269)
(Increase) Decrease in receivable for dividends	5,321,296
(Increase) Decrease in receivable for interest	(196,435)
(Increase) Decrease in receivable for investments sold	(6,759)
(Increase) Decrease in other assets	(104,640)
Increase (Decrease) in payable for federal corporate income tax	(34,250,000)
Increase (Decrease) in payable for investments purchased	(1,437,224)
Increase (Decrease) in payable for Taxable Auctioned Preferred shares dividends	(155,161)
Increase (Decrease) in accrued interest on borrowings	(209,147)
Increase (Decrease) in accrued management fees	(319,101)
Increase (Decrease) in accrued other liabilities	(17,099)
Net realized (gain) loss from investments and foreign currency	80,155,067
Net realized (gain) loss from interest rate swaps	902,083
Net realized (gain) loss from paydowns	9
Change in net unrealized (appreciation) depreciation of investments and foreign currency	179,287,642
Change in net unrealized (appreciation) depreciation of interest rate swaps	(300,628)
Capital gain and return of capital distributions from investments	13,923,811

Net cash provided by (used in) operating activities	279,992,773

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings, net	(45,000,000)
Cash distributions paid to Common shareholders	(50,044,324)
Increase (Decrease) in payable for Taxable Auctioned Preferred shares noticed for redemption, at liquidation value	15,125,000
Increase (Decrease) in Taxable Auctioned Preferred shares	(185,000,000)
Taxable Auctioned Preferred shares offering costs adjustments	54,764

Net cash provided by (used in) financing activities	(264,864,560)

Net Increase (Decrease) in Cash	15,128,213
Cash and cash equivalents at beginning of year	—

Cash and Cash Equivalents at the End of Year	15,128,213

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) was $3,771,589.

Cash paid for federal corporate income taxes for the tax year ended December 31, 2007, was $34,250,000.

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $770,011.

See accompanying notes to financial statements.

18

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the NYSE Alternext US (formerly American Stock Exchange) and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts (“REITs”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities and interest rate swap contracts are provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest Income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008. For the tax year ended December 31, 2007, the Fund retained $97,857,143 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $34,250,000, the net of which has been reclassified to Paid-in surplus.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further,

19

Notes to FINANCIAL STATEMENTS (continued)

management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2008, the character of distributions to the Fund from the REITs was 66.99% ordinary income, 21.35% long-term and short-term capital gains, and 11.66% return of REIT capital. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 56.24% ordinary income, 35.04% long-term and short-term capital gains, and 8.72% return of REIT capital.

For the fiscal years ended December 31, 2008 and December 31, 2007, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2008 and December 31, 2007, are reflected in the accompanying financial statements.

Taxable Auctioned Preferred Shares
As of December 31, 2008, the Fund has issued and outstanding 293 Series M, 292 Series T, 293 Series W, 309 Series Th and 293 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Taxable Auctioned Preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many Taxable Auctioned Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Taxable Auctioned Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Taxable Auctioned Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As of December 31, 2008 the Fund has redeemed and/or noticed for redemption $185,000,000 of its outstanding Taxable Auctioned Preferred shares at liquidation value.

20

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Interest Rate Swap Transactions
The Fund is authorized to invest in interest rate swap transactions. The Fund’s use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily.

Market and Credit Risk
In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”) believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

21

Notes to FINANCIAL STATEMENTS (continued)

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$221,577,882	$21,431,636	$—	$243,009,518
Derivatives*	—	(279,791)	—	(279,791)

Total	$221,577,882	$21,151,845	$—	$242,729,727

*	Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forwards and swap contracts. See Investments in Derivatives in the Portfolio of Investments.

3.	Fund Shares

Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Fund did not repurchase any of its Common shares during the fiscal year ended December 31, 2008.

22

Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Common shares issued to shareholders due to reinvestment of distributions	50,994	121,125

Taxable Auctioned Preferred Shares
Transactions in Taxable Auctioned Preferred shares were as follows:

	Year Ended		Year Ended
	12/31/08		12/31/07
	Shares	Amount	Shares	Amount
Taxable Auctioned Preferred shares redeemed and/or noticed for redemption:
Series M	1,427	$35,675,000	—	$ —
Series T	1,428	35,700,000	—	—
Series W	1,427	35,675,000	—	—
Series TH	1,691	42,275,000	—	—
Series F	1,427	35,675,000	—	—

Total	7,400	$185,000,000	—	$ —

4.	Investment Transactions
Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2008, aggregated $118,933,968 and $403,008,972, respectively. Sales transactions also include the sale of portfolio holdings to redeem a portion of the Fund’s outstanding Taxable Auction Preferred shares.

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments was $434,697,785.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$13,537,160
Depreciation	(205,225,427)

Net unrealized appreciation (depreciation) of investments	$(191,688,267)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

23

Notes to FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Fund’s tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
Distributions from net ordinary income*	$20,420,784
Distributions from net long-term capital gains	—
Tax return of capital	35,002,669

2007
Distributions from net ordinary income*	$20,785,156
Distributions from net long-term capital gains	55,187,041

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s tax year end, the Fund had an unused capital loss carryforward of $3,690,838 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $73,976,954 are treated as having arisen on the first day of the following fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

24

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

7.	Borrowing Arrangements
Commercial Paper Program
On August 15, 2006, the Fund entered into (and fully utilized) a commercial paper program ($70 million maximum) with CITIBANK, N.A.’s conduit financing agency, CHARTA, LLC (“CHARTA”). CHARTA issued high grade commercial paper and used the proceeds to make advances to the Fund. For the period January 1, 2008, through April 6, 2008, the Fund utilized the full $70 million maximum allowed at an average interest rate of 3.93%, and on April 7, 2008, paid down the entire borrowing. In addition to interest expense, the Fund also paid a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee all of which are recognized as “Fees on borrowings” on the Statement of Operations.

25

Notes to FINANCIAL STATEMENTS (continued)

Refinancings
On April 7, 2008, the Fund drew $70 million of its $150 million prime brokerage facility with Bank of America, which was subsequently assigned to BNP Paribas Prime Brokerage, Inc. (“BNP”), to refinance its $70 million commercial paper program described in the aforementioned paragraph. On April 8, 2008 the Fund utilized the remaining $80 million of the facility to begin redeeming a portion of its outstanding Taxable Auctioned Preferred shares. On October 7, 2008, the Fund began to pay down the $150 million and as of December 31, 2008, the Fund’s outstanding balance on such borrowings was $25 million. In order to maintain the facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. For the period April 7, 2008 through December 31, 2008, the average daily balance outstanding and average interest rate on these borrowings were $114,308,535 and 3.09%, respectively.

Interest is charged at LIBOR (London Inter-bank Offered Rate) plus an agreed upon spread on the amount borrowed and an agreed upon spread on the undrawn balance. In addition to interest, the Fund also paid a .15% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of December 31, 2008.

Interest expense incurred on the drawn and undrawn balances and the one time arrangement fee are recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

8.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

26

Financial HIGHLIGHTS

27

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Borrowing
				from Net	Distributions						Costs
				Investment	from Capital						and
				Income to	Gains to		Net		Tax		Taxable
	Beginning		Net	Taxable	Taxable		Investment	Capital	Return of		Auctioned		Ending
	Common		Realized/	Auctioned	Auctioned		Income to	Gains to	Capital to		Preferred		Common
	Share	Net	Unrealized	Preferred	Preferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders	holders	holders	Total	Discounts		Value	Value
Year Ended 12/31:
2008	$16.84	$.75	$(9.18)	$(.16)	$—	$(8.59)	$(.55)	$—	$(1.24)	$(1.79)	$—	***	$6.46	$5.08
2007	26.44	.73	(7.64)	(.05)	(.36)	(7.32)	(.69)	(1.59)	—	(2.28)	—		16.84	15.88
2006	22.38	1.01	5.40	(.14)	(.21)	6.06	(1.35)	(.62)	—	(1.97)	(.03)		26.44	28.48
2005	22.46	.84	.93	(.03)	(.16)	1.58	(.29)	(1.37)	—	(1.66)	—		22.38	19.99
2004(c)	18.57	.88	4.56	(.05)	(.04)	5.35	(.69)	(.63)	(.14)	(1.46)	—		22.46	20.75

	Taxable Auctioned Preferred
	at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value Per	Coverage	Outstanding	Coverage
	(000)	Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2008	$37,000	$25,000	$148,762	$25,000	$9,807
2007	222,000	25,000	78,660	70,000	10,979
2006	222,000	25,000	108,910	70,000	14,816
2005	172,000	25,000	116,519	—	—
2004	172,000	25,000	116,857	—	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008	N/A
2007	$1.21
2006	.56
2005	N/A
2004	N/A

(c)	For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)	Borrowings Interest Expense includes amortization of borrowing costs.

28

Total Returns		Ratios/Supplemental Data
	Based
	on		Ratios to Average Net Assets Applicable		Ratios to Average Net Assets Applicable
	Common	Ending Net	to Common Shares Before		to Common Shares After
Based	Share	Assets	Credit/Reimbursement		Credit/Reimbursement**
on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value*	Value*	Shares (000)	Expenses††	Income††	Expenses††	Income††	Rate

(62.13)%	(55.79)%	$183,168	2.55%	5.03%	2.24%	5.33%	20%
(38.06)	(29.30)	476,504	2.03	2.71	1.68	3.06	44
54.49	27.87	745,119	1.54	3.74	1.15	4.13	25
4.75	7.42	629,649	1.28	3.46	.90	3.85	13
19.80	30.12	631,979	1.34	4.13	.94	4.52	14

* •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2008	N/A	(62.13)%	(55.79)%
2007	December 31	(33.51)	(24.40)
2006	December 29	57.50	30.56
2005	N/A	4.75	7.42
2004	N/A	19.80	30.12

**	After custodian fee credit and expense reimbursement, where applicable.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders.

•	Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(d)
Year Ended 12/31:
2008	.91%
2007	.57
2006	.21
2005	—
2004	—

***	Rounds to less than $.01 per share.
N/A	The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the tax years ended prior to December 31, 2006.

See accompanying notes to financial statements.

29

Board Members & OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

30

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

31

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

32

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

33

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

34

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

35

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

36

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

37

NOTES

38

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed and/or noticed for redemption 7,400 shares of its preferred stock. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Real Estate Income Fund (JRS) hereby designates 0.00% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 1.80% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

39

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of Institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-A-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Real Estate Income Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund[4]

December 31, 2008	$23,500	$0	$0	$7,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$22,100	$0	$1,000	$10,300

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds and Commercial Paper.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$7,100	$0	$0	$7,100
December 31, 2007	$11,300	$0	$0	$11,300

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Security Capital Research & Management Incorporated (“SC-R&M”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.
To oversee and monitor the proxy-voting process, SC-R&M has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
A copy of the SC-R&M’s Procedures and Guidelines are available upon request by contacting your client service representative.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged SC-R&M for a portion of the registrant’s investments. (SC-R&M is also referred to as “Sub-Adviser”.) SC-R&M, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:
Item 8 (a)(1). Portfolio management team from SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 35 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 27 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 21 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
Item 8 (a)(2). Other Accounts Managed by Security Capital Research & Management Incorporated

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
Security Capital Research & Management Incorporated ("Adviser")
	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each category below						(a)(3) Performance Fee Accounts. For each of the categories in column (a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment		Other Pooled Investment				Registered		Other Pooled Investment
	Companies		Vehicles		Other Accounts		Investment Companies		Vehicles		Other Accounts
(a)(1) Identify manager (s) of the	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets	Number of	Total	Number of	Total	Number of	Total Assets
Adviser to be named in the fund prospectus	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Assets	Accounts	($billions)
Anthony R. Manno Jr.	4	$0.9	1	$1.0	491	$1.6	—	—	—	—	2	$0.2
Kenneth D. Statz	4	$0.9	1	$1.0	483	$1.6	—	—	—	—	2	$0.2
Kevin W. Bedell	4	$0.9	1	$1.0	490	$1.6	—	—	—	—	2	$0.2
Potential Material Conflicts of Interest
As shown in the above tables, the portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing SC-R&M’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Fund invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.
Item 8 (a)(3). Fund Manager Compensation
The principal form of compensation of SC-R&M’s professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of SC-R&M’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of SC-R&M achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.
Item 8 (a)(4).
Ownership of JRS Securities as of December 31, 2008.

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Anthony R. Manno Jr.		X
Kenneth D. Statz				X
Kevin W. Bedell	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009